As filed with the Securities and Exchange Commission on March 24, 2000
                                                      Registration No. 333-31748


================================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------


                                 AMENDMENT NO. 1
                                       to
                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              ------------------

                         KANAKARIS COMMUNICATIONS, INC.
              -----------------------------------------------------
                 (Name of Small Business Issuer in its charter)

     Nevada                               3714                    86-0888532
----------------------------  ---------------------------    ------------------
(State or jurisdiction of     (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)     Classification No.)            Code Number)

                               ------------------

                        3303 HARBOR BOULEVARD, SUITE F-3
                            COSTA MESA, CA  92626
                                 (714) 444-0560
         ------------------------------------------------------------------
         (Address and telephone number of Registrant's principal executive offices and principal place of business)

                               ------------------

                                 Alex Kanakaris
                      President and Chief Executive Officer
                         Kanakaris Communications, Inc.
                        3303 Harbor Boulevard, Suite F-3
                              Costa Mesa, CA 92629
                                 (714) 444-0560
            ----------------------------------------------------------
            (Name, address, and telephone number of agent for service)

                                   Copies to:
                             Larry A. Cerutti, Esq.
                           Cristy Lomenzo Parker, Esq.
                               Rutan & Tucker, LLP
                         611 Anton Boulevard, 14th Floor
                          Costa Mesa, California 92626
                                 (714) 641-5100

                               ------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

From time to time after this Registration Statement becomes effective.

                               ------------------

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective Registration statement for the same offering. [ ]

If the delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]


                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                            Proposed Maximum      Proposed Maximum      Amount of
  Title of Each Class of                Amount to            Offering Price          Aggregate         Registration
Securities to be Registered         be Registered (1)           per Unit           Offering Price (2)       Fee (3)
--------------------------------------------------------------------------------------------------------------------
Common stock                         2,568,046                $1.47                $3,775,028            $996.61

====================================================================================================================


(1) In the event of a stock split, stock dividend, or similar transaction involving common stock of the Registrant, in order to prevent dilution, the number of shares registered shall be automatically increased to cover the additional shares in accordance with Rule 416(a) under the Securities Act.

(2) Estimated solely for the purpose of determining the registration fee. Calculated pursuant to Rule 457(c) under the Securities Act, on the basis of the average of the bid and asked price per share as reported for such securities by the NASD's OTC Bulletin Board on February 28, 2000.

(3)   Registration fee was paid with initial filing.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement becomes effective on such date as the Commission, acting under Section 8(a), may determine.

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 27. EXHIBITS.


         EXHIBIT NO.                                 DESCRIPTION
         -----------                                 -----------
         3.1................................         Articles of Incorporation of the Registrant filed with the
                                                     Nevada Secretary of State on November 1, 1991*

         3.2................................         Certificate of Amendment of Articles of Incorporation of
                                                     the Registrant filed with the Nevada Secretary of State on
                                                     June 26, 1997*

         3.3................................         Certificate of Amendment of Articles of Incorporation of
                                                     the Registrant filed with the Nevada Secretary of State on
                                                     November 26, 1997*

         3.4................................         Certificate of Amendment of Articles of
                                                     Incorporation of the Registrant filed with the
                                                     Nevada Secretary of State on March 3, 1999*

         3.5................................         Certificate of Designation of Class A Convertible
                                                     Preferred Stock of the Registrant filed with the Nevada
                                                     Secretary of State on March 9, 1999*

         3.6................................         By-Laws of the Registrant*

         4.1................................         Specimen Common Stock Certificate**

         4.2................................         Convertible Debenture Purchase Agreement dated as of
                                                     February 4, 2000 between the investors named therein
                                                     and the Registrant*****

         4.3................................         10% Convertible Debenture due February 1, 2001 made
                                                     by the Registrant in favor of New Millenium Capital
                                                     Partners II, LLC*****

         4.4................................         10% Convertible Debenture due February 1, 2001 made
                                                     by the Registrant in favor of AJW Partners, LLC*****

         4.5................................         10% Convertible Debenture due February 1, 2001 made
                                                     by the Registrant in favor of Bank Insinger de
                                                     Beaufort*****

         4.6................................         Stock Purchase Warrant dated as of February 4, 2000
                                                     issued by the Registrant to New Millenium Capital
                                                     Partners II, LLC*****

         4.7................................         Stock Purchase Warrant dated as of February 4, 2000
                                                     issued by the Registrant to AJW Partners, LLC*****

         4.8................................         Stock Purchase Warrant dated as of February 4, 2000
                                                     issued by the Registrant to Bank Insinger de
                                                     Beaufort*****

         4.9................................         Stock Escrow and Security Agreement dated as of February 4,
                                                     2000 between the Registrant, Owen Naccarato and the investors named therein*****

         4.10...............................         Registration Rights Agreement dated as of February 4, 2000 by and between the Registrant and the investors named
                                                     therein*****

         5.1................................         Opinion of Rutan & Tucker, LLP



                                      II-1


         10.1...............................         Stock Purchase Agreement dated as of October 10, 1997 by
                                                     and between Christel H. Uttenbogaart and Kanakaris
                                                     InternetWorks, Inc.**

         10.2...............................         Acquisition Agreement dated as of November 25, 1997 between
                                                     Big Tex Enterprises, Inc. and Kanakaris InternetWorks, Inc.**

         10.3...............................         Windows Media (TM) Technology Promotion Agreement dated
                                                     February 18, 1999 between Microsoft Corporation and the
                                                     Registrant**

         10.4...............................         GEO Publishing, Inc. WebRadio(TM) Webcasting Service
                                                     Agreement - Live 24/7 Audio Streaming dated June 15,
                                                     1999 between GEO Publishing Inc. and the Registrant**

         10.5...............................         Sublease Agreement dated as of October 8, 1999 by and between
                                                     Belfiore-Fitzgerald and the Registrant**

         10.6...............................         License Agreement dated as of February 18, 1999 between the
                                                     Registrant and ION Systems, Inc.**

         10.7...............................         First Amendment to License Agreement dated effective as of
                                                     March 22, 1999 by and between the Registrant and ION
                                                     Systems, Inc. **

         10.8...............................         Agreement dated October 21, 1999 between eConnect and the
                                                     Registrant**

         10.9...............................         Memorandum of Understanding dated November 1, 1999 by and
                                                     between SyCoNet.com Inc. and the Registrant**

         10.10..............................         Custom Content Service Agreement dated August 23, 1999 between
                                                     ScreamingMedia.Net, Inc. and the Registrant**

         10.11..............................         On-Line Classifieds/On-Line Auctions/On-Line Personals Internet
                                                     Content Provider Agreement dated effective August 1, 1999
                                                     between InXsys Broadcast Networks, Inc. and the Registrant**

         10.12..............................         Memorandum of Understanding dated February 25, 1999 between the Registrant and Alliance Equities**

         10.13..............................         Memorandum of Understanding dated April 7, 1999 between the
                                                     Registrant and Alliance Equities**

         10.14..............................         Promissory Note dated May 19, 1997 made by Branch Lotspeich in favor of Kanakaris InternetWorks, Inc.**

         10.15..............................         Promissory Note dated February 27, 1997 made by David Valenti in favor of Kanakaris InternetWorks, Inc.**

         10.16..............................         Promissory Note dated February 26, 1997 made by Alex Kanakaris in favor of Kanakaris InternetWorks, Inc.**

         10.17..............................         Promissory Note dated September 30, 1997 made by Alex
                                                     Kanakaris in favor of Kanakaris InternetWorks, Inc.**

         10.18..............................         Promissory Note dated April 7, 1997 made by John McKay in favor of Kanakaris InternetWorks, Inc.**

         10.19..............................         Promissory Note dated January 8, 1998 made by John McKay
                                                     in favor of Kanakaris InternetWorks, Inc.**

         10.20..............................         Promissory Note dated January 8, 1998 made by Alex Kanakaris in favor of Kanakaris InternetWorks, Inc.**

         10.21..............................         Promissory Note dated January 8, 1998 made by Branch Lotspeich in favor of Kanakaris InternetWorks, Inc.**

                                      II-2


         10.22..............................         Promissory Note dated January 8, 1998 made by David Valenti in favor of Kanakaris InternetWorks, Inc.**

         10.23..............................         Windows Media(TM) ICP Broadband Jumpstart Program Agreement
                                                     dated effective as of December 7, 1999 between the Registrant and Microsoft Corporation**

         10.24..............................         encoding.com Terms and Conditions and related purchase
                                                     orders****

         10.25..............................         Revolving Line of Credit Agreement dated as of December 10, 1999 by and between the Registrant and Alliance Equities****

         10.26..............................         Promissory Note dated January 7, 2000 made by the Registrant in favor of Alex F. Kanakaris*****

         10.27..............................         Promissory Note dated December 27, 1999 made by the Registrant in favor of Branch Lotspeich*****

         10.28..............................         Non-Qualified Stock Option Agreement dated December 31,
                                                     1999 between the Registrant and Alex F. Kanakaris*****

         10.29..............................         Non-Qualified Stock Option Agreement dated December 31,
                                                     1999 between the Registrant and Branch Lotspeich*****

         10.30..............................         Non-Qualified Stock Option Agreement dated December 31,
                                                     1999 between the Registrant and John R. McKay*****

         16.1...............................         Letter On Change in Certifying Accountant***

         21.1...............................         Subsidiaries of the Registrant**

         23.1...............................         Consent of Weinberg & Company, P.A., independent
                                                     certified public accountants*****

         23.2...............................         Consent of Weinberg & Company, P.A., independent certified public accountants*****

         23.3...............................         Consent of Tanner + Co., independent certified public
                                                     accountants*****

         23.4...............................         Consent of Rutan & Tucker, LLP (contained in the
                                                     opinion included as Exhibit 5.1

         24.1...............................         Power of Attorney (contained on the signature page to
                                                     the initial filing of this registration statement)*****

---------------


* Filed as an exhibit to the Registrant's Form SB-2 filed with the Securities and Exchange Commission on August 10, 1999 (Registration No. 333-84909) and incorporated herein by reference.
** Filed as an exhibit to the Registrant's Amendment No. 1 to Form SB-2 filed with the Securities and Exchange Commission on November 19, 1999 (Registration No. 333-84909) and incorporated herein by reference
*** Filed as an exhibit to the Registrant's Amendment No. 2 to Form SB-2 filed with the Securities and Exchange Commission on November 24, 1999 (Registration No. 333-84909) and incorporated herein by reference.
**** Filed as an exhibit to the Registrant's Amendment No. 3 to Form SB-2 filed with the Securities and Exchange Commission on December 21, 1999 (Registration No. 333-84909) and incorporated herein by reference.
***** Filed as an exhibit to the Registrant's Form SB-2 filed with the Securities and Exchange Commission on March 3, 2000 (Registration No. 333-31748) and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, on March 24, 2000.

                                       KANAKARIS COMMUNICATIONS, INC.

                                       By: /S/ ALEX F. KANAKARIS
                                          --------------------------------------
                                          Alex F. Kanakaris, Chairman of the
                                          Board, President and Chief Executive
                                          Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                          TITLE                           DATE
        ---------                          -----                           ----
/S/ ALEX F. KANAKARIS              Chairman of the Board,             March 24, 2000
----------------------------       President, Chief Executive
Alex F. Kanakaris                  Officer, and Director
                                   (Principal Executive
                                   Officer)


         *                         Vice Chairman of the Board,        March 24, 2000
----------------------------       Secretary and Director
Branch Lotspeich


         *                         Acting Chief Financial             March 24, 2000
----------------------------       Officer (Principal Financial
David Thomas Shomaker              Officer)


         *                         Director                           March 24, 2000
----------------------------
John Robert McKay


                                   Director                           March ___, 2000
----------------------------
Dr. Steven A. Newman


                                   Director                           March ___, 2000
----------------------------
Patrick McKenna


* By: /S/ ALEX F. KANAKARIS
      ----------------------
      Attorney-In-Fact


                                  EXHIBIT INDEX



EXHIBIT NO.                        DESCRIPTION
-----------                        -----------


5.1......................         Opinion of Rutan & Tucker, LLP